Exhibit 10.12

CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(b)(10)(iv). SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT ONE TO THE

AMENDED AND RESTATED COLLABORATION AGREEMENT

BETWEEN IMPACT THERAPEUTICS (SHANGHAI), INC.

AND EIKON THERAPEUTICS, INC.

This Amendment One to the Amended and Restated Collaboration Agreement (“Amendment”) is made effective as of December 12, 2024 (“Amendment Effective Date”) by and between Impact Therapeutics (Shanghai), Inc.（上海瑛派药业有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China (“Impact”) and Eikon Therapeutics, Inc., a Delaware corporation (“Eikon”). Impact and Eikon are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Impact and Eikon have entered into a Collaboration Agreement (“Collaboration Agreement”) dated May 10, 2023;

WHEREAS, the Parties amended the Collaboration Agreement on May 11, 2023, and then subsequently further amended the Collaboration Agreement by entering into the Amended and Restated Collaboration Agreement (“A&R Collaboration Agreement”), effective as of November 22, 2023.

WHEREAS, the Parties wish to amend the A&R Collaboration Agreement to modify certain milestones;

NOW THEREFORE, in consideration of the mutual covenants set forth herein and in the A&R Collaboration Agreement, the Parties hereby agree as follows:

1.	Section 8.2.2 of the A&R Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

8.2.2 CNS Development and Regulatory Milestones. Each milestone payment in this Section 8.2.2 shall only be payable if a CNS Active Product is Developed in addition to a Licensed Product that is not a CNS Active Product. If only one (1) Licensed Product is Developed during the Term, only the milestone payments under Section 8.2.1 shall be payable and the milestone payments under this Section 8.2.2 shall not be payable, regardless of whether such Licensed Product is a CNS Active Product. In partial consideration of the rights granted by Impact to Eikon hereunder and subject to the terms and conditions of this Agreement, including the last sentence of this Section 8.2.2 and any right of Eikon to offset amounts due from Impact to Eikon pursuant to Section 8.13, Eikon shall pay to Impact a non-refundable, non-creditable milestone payment within [***] days after the achievement of each of the following milestones (each, a “CNS Development Milestone Event”), provided that Impact shall, upon the request of Eikon, provide an invoice for each such milestone payment calculated as follows:

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

(v)	[***]

(vi)	[***]

(vii)	[***]

(viii)	[***]

(ix)	[***]

Each milestone payment in this Section 8.2.2 shall be payable only upon the first achievement of such milestone and no amounts shall be due for subsequent or repeated achievements of such milestone, whether for the same or a different CNS Active Product. The maximum aggregate amount payable by Eikon pursuant to this Section 8.2.2 is [***].

2.	All capitalized terms that are not defined herein shall have the meaning set forth in the A&R Collaboration Agreement.

3.

Except as expressly provided herein, all other terms and conditions of the A&R Collaboration Agreement shall remain unchanged and in full force and effect. This Amendment shall hereafter be incorporated into and deemed part of the A&R Collaboration Agreement.

4.

This Amendment may be executed in multiple counterparts, each of which when executed will be an original, and all of which, when taken together, will constitute one agreement. Each Party agrees that the electronic signatures of the Parties, in any form or format, are intended to authenticate this writing and to have the same force and effect as manual signatures. For the purposes of this provision, “electronic signature” means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a Party with the intent to sign such record, including e-mail signatures and processes developed by electronic signature services (e.g., DocuSign).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Amendment, and this Amendment shall be effective, as of the Amendment Effective Date.

IMPACT THERAPEUTICS (SHANGHAI), INC. (上海瑛派药业有限公司)		EIKON THERAPEUTICS, INC.

By:	/s/ Suixiong Cai	By:	/s/ Benjamin Thorner

Name:	Dr. Suixiong Cai	Name:	Benjamin Thorner

Title:	CEO	Title:	GC & CBO

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